Copley Fund

Ticker Symbol: COPLX

A SERIES OF CENTAUR MUTUAL FUNDS TRUST

PROSPECTUS

September 21, 2022

Investment Advisor

DCM Advisors, LLC
475 Park Avenue South, 9th Floor
New York, NY 10016

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY	1
COPLEY FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND	6
PRINCIPAL RISKS OF INVESTING IN THE COPLEY FUND	8
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS	10
DISCLOSURE OF PORTFOLIO HOLDINGS	10
MANAGEMENT OF THE FUND	11
INVESTMENT ADVISOR	11
PORTFOLIO MANAGEMENT	11
BOARD OF TRUSTEES	11
ADMINISTRATOR AND TRANSFER AGENT	12
DISTRIBUTOR	12
ADDITIONAL INFORMATION ON EXPENSES	12
INVESTING IN THE FUND	12
MINIMUM INVESTMENT	12
PURCHASE AND REDEMPTION PRICE	12
BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY	13
PURCHASING SHARES	14
REDEEMING YOUR SHARES	16
FREQUENT PURCHASES AND REDEMPTIONS	20
OTHER IMPORTANT INFORMATION	20
DIVIDENDS, DISTRIBUTIONS, AND TAXES	20
BENCHMARK DESCRIPTIONS	22
FINANCIAL HIGHLIGHTS	22
ADDITIONAL INFORMATION	23

SUMMARY

COPLEY FUND

Investment Objective. The investment objective of the Copley Fund (the “Copley Fund” or the “Fund”) is to seek growth of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Copley Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held Less Than 10 Days	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.36%
Net taxes[2]	1.21%
Total Annual Fund Operating Expenses	2.22%

[1]

“Other Expenses” are based on estimated amounts for the current year, based on average net assets of its predecessor fund, the Copley Fund, Inc. (the “Predecessor Fund”), for the year end February 28, 2022 of $95,689,032.

[2]

In comparing the Copley Fund to other mutual funds, investors should consider the Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Accumulated Earnings Tax” and “Tax on Unrealized Appreciation”, both on page 8 of this Prospectus. The Copley Fund is required to include deferred taxes of the Predecessor Fund in calculating its expense ratio even though they are not currently payable. The Predecessor Fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes was 1.16%. The components of net tax expense consist of tax expense $2,805,347, or 2.93% of average net assets, and tax benefit of $1,647,945, or 1.72% of average net assets. This information is included to provide information about the expenses of the Predecessor Fund, which may provide some indication of the expenses of the Copley Fund in the future.

Example. This example is intended to help you compare the cost of investing in the Copley Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Copley Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Copley Fund’s operating expenses remain the same. As the Fund is newly organized, this example is based on estimates of estimates of the Fund’s total operating expenses for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$225	$694	$1190	$2554

Portfolio Turnover. The Copley Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to the Fund. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended February 28, 2022, the portfolio turnover rate for the Predecessor Fund” was 111.25% of the average value of its portfolio. For more information about the Predecessor Fund performance, please see the section entitled “Performance Information” on page 4.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities (principally common stock) of domestic companies with medium to large market capitalizations (“80% Policy”). Large-cap corporations are those with market capitalizations of $10 billion and greater. Mid-cap companies are those with capitalizations between $2 and $10 billion. The market capitalization of a portfolio company will be measured at the time of its purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days’ prior written notice if it determines to change the foregoing 80% Policy.

The equity securities in which the Fund invests are primarily common stocks. The Fund may also invest in American Depository Receipts (“ADRs”), preferred stocks, convertible securities, convertible bonds, and warrants. The Fund seeks to identify and invest in equity securities of (1) companies with strong balance sheets and (2) companies whose earnings growth potential enhances prospects for future increases in share price and dividend rates. Emphasis is placed on companies that the Adviser believes are financially strong, have a demonstrable record of growth, and are led by capable, proven, shareholder-sensitive management. The Advisor reviews several factors that are based on the data from companies’ balance sheet and income statements and evaluates the companies’ balance sheet strength and earnings growth capabilities. Additionally, the Advisor reviews management behavior in areas such as research and development and capital expenditures.

The Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund’s portfolio turnover rate may be 200% or more.

Tax Attributes. Most mutual funds are organized as regulated investment companies under Subchapter M of the Internal Revenue Code. Regulated investment companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These registered investment companies may not be subject to corporate taxation because, unlike ordinary corporations, they are entitled to claim such a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to their shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and net tax-exempt interest income. The individual shareholder is the person responsible for federal and, where applicable, state and city income taxes on the pro rata share of earnings of the mutual fund.

The Copley Fund is not a regulated investment company. It is organized as a regular corporation (C corporation). Like regulated investment companies that seek capital appreciation, the Fund’s investments are intended to create capital appreciation, and may also generate dividend and interest income. Unlike a regulated investment company, the Fund is entitled to use the dividends received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 21%. See “Accumulated Earnings Tax” on page 8. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and dividends, capital gains and any unrealized appreciation in the value of the Copley Fund’s investments (net of any taxes paid and any deferred income tax liability) are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will have to recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Long-term capital gains (for securities that are held for more than one year) are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the Fund would actually sell appreciated securities. The Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Fund during each taxable year.

Principal Risks of Investing in the Copley Fund. An investment in the Copley Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Copley Fund will be successful in meeting its investment objective. Generally, the Copley Fund will be subject to the following additional principal risks:

●

Market Risk. The prices of the Copley Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global in-stability, and currency and interest rate fluctuations. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Copley Fund) could change drastically and rapidly and, therefore, adversely affect the Copley Fund.

●

Accumulated Earnings Tax Risk. Since the Copley Fund accumulates its net investment income rather than distributing it, the Copley Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

●

Tax on Unrealized Appreciation Risk. Federal and, where applicable, state income taxes are payable by the Copley Fund when portfolio securities are sold that have appreciated (gone up) in value. The Copley Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Copley Fund currently is required to accrue a liability, on a day-to-day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.

●	Management Style Risk. The performance of the Copley Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a different investment style.

●

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

●

Mid-Capitalization Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

●

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the Copley Fund’s portfolio may include ADRs, preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, including securities held by the Copley Fund, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non- convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

●

ADR Risks. Because ADRs are issued by non-US companies, they entail special risks inherent to all foreign investments. These include: Exchange Rate risk—the risk that the currency in the issuing company’s country will drop relative to the US dollar, Political Risk—the risk that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, and Inflation Risk—the risk that inflation in the issuing company’s country will erode the value of that currency.

●

Former Operating Business Tax Risk. The Predecessor Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Predecessor Fund. For the year ended February 29, 2020 the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,600. This combined return included all income and expense of the since discontinued Operating Division and excluded the Predecessor Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Management of the Predecessor Fund believed that the exclusion in the combined corporate excise returns was proper and further believed that, if contested, any likely resolution would not have a material adverse effect on the Predecessor Fund’s (and therefore the Fund’s, as successor to the Predecessor Fund) assets and liabilities or statement of operations.

●

Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the Copley Fund due to increased costs and may also result in the realization of capital gains. Under normal circumstances, the anticipated portfolio turnover rate for the Copley Fund is expected to be more than 100%.

Performance Information. It is expected that the Copley Fund will be the successor to the Predecessor Fund through a reorganization with the Copley Fund on or about October 28, 2022 (the “Reorganization”). The Copley Fund will not commence operations until the first Business Day after the Reorganization. Updated information on the Copley Fund’s results, when it becomes available, can be obtained by calling 1-888-484-5766 or by visiting http://www.dcmmutualfunds.com.

Annual Total Returns. The bar chart and table that follow provide some indication of the risks of investing in the Copley Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns compare with those of a broad-based securities market index. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Copley Fund will perform in the future.

The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication on how the Copley Fund will perform in the future.

Calendar Year Total Returns —

The Predecessor Fund’s year-to-date return through June 30, 2022 was -17.50%.

During the periods shown in the bar chart, the highest return of the Predecessor Fund for a quarter was 11.85% (for the quarter ended March 31, 2018) and the lowest quarterly return for the Predecessor Fund was (17.96)% (for the quarter ended March 31, 2020).

Average Annual Total Returns for the Periods Ended December 31, 2021	1 Year	5 Years	10 Years
Return before taxes	18.40%	13.78%	11.82%
Return after taxes on distributions*	18.40%	13.78%	11.82%
Return after taxes on distributions and sale of shares*	10.89%	11.08%	9.88%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Copley Fund shares through tax- deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

*	The Fund generally does not make distributions.

Management. DCM Advisors, LLC is the investment advisor for the Copley Fund. Dr. Vijay Chopra (Senior Portfolio Manager and Head of Quantitative Strategies at the Advisor) is the portfolio manager for the Copley Fund and as such is primarily responsible for the day-to-day management of the Copley Fund’s portfolio. He has served as portfolio manager to the Copley Fund, including while portfolio manager to the Predecessor Fund, since 2018.

Purchase and Sale of Fund Shares. The Copley Fund’s minimum initial investment for all shareholders is $1,000. There is a $100 minimum for subsequent investments.

Generally, you may purchase or redeem shares of the Copley Fund on any business day the New York Stock Exchange (“NYSE”) is open (“Business Day”):

●	by mail addressed to the Fund:

U.S. Mail:	Overnight
Copley Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Copley Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

●	by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries (collectively “Financial Intermediaries”).

Tax Information. The Copley Fund does not normally make current distributions of realized income or capital gains. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net realized net capital gains, if any, and investment income to increase the Fund’s net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund. Shareholders will recognize taxable income or losses if they redeem shares at a gain.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Copley Fund through a broker-dealer or other financial intermediary (such as a bank), the Copley Fund and its related companies may pay the intermediary for the sale of Copley Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Copley Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the Copley Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INFORMATION ABOUT THE FUND

The Copley Fund’s investment objective is to seek growth of capital. Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in common stocks. The Board has reserved the right to change the investment objective of the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund considers an issuer to be a large-cap issuer if it has a market capitalization, at the time of purchase, is $10 billion or larger. The Fund considers an issuer to be a mid-capitalization company if it has a market capitalization between $2 billion and $10 Billion at the time of purchase.

The Fund may invest in ADRs. An ADR is a negotiable certificate issued by a U.S. depositary bank representing a specified number of shares of a foreign company’s stock. ADRs trade on U.S. stock exchanges as domestic shares do. ADRs offer the Fund a way to gain exposure to a stock traded on a foreign securities exchange by purchasing the ADR on a U.S. stock exchange, without having to purchase that security on the foreign stock exchange, which may entail additional risk and expense. The U.S. depositor bank may charge the Fund a periodic fee in connection with the Fund’s investments in ADRs.

In identifying investments for the Fund, the Adviser starts by using in-house research and other sources to identify a universe of attractive companies across a range of industries. Attractive companies are businesses that the Advisor believes have one or more of the following characteristics:

●	Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets;

●	Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise; and

●	A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change,

The Adviser then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Adviser’s belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered may include:

●	Product cycles, pricing flexibility and product or geographic mix;

●	Cash flow and financial resources to fund growth; and

●	Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Adviser then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios, and price/cash flow ratios, among other factors to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. The Advisor focuses on investment valuation based on estimates of certain factors such as price to earnings, price to earnings growth and price to book values. The risk that an investment or potential investment may lose value may be reduced by focusing on the Advisor’s estimated value of a company’s stock relative to its current stock market value. The Advisor may purchase a stock when the Advisor’s estimate of a stock’s value is lower than the stock’s current market value. The Advisor may sell a stock when the Advisor’s estimate of a stock’s values is higher than the stock’s current market value. Such valuation analysis cannot eliminate the risk that any particular investment will decrease in value, and the Advisor’s estimate of a particular investment’s value may not be accurate or consistent with other investor’s estimates of value. The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser adheres to a sell discipline and may sell a stock or reduce its position in a stock if:

●	The stock subsequently fails to meet the Adviser’s initial investment criteria; or

●	A more attractively priced stock is found or if funds are needed for other purposes

In anticipation of or in response to market, economic, political, or other conditions, the Adviser may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares. = Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

For more information, see “Additional Information on Investments, Strategies and Risks” at page 2 of the Fund’s Statement of Additional Information (the “SAI”).

PRINCIPAL RISKS OF INVESTING IN THE COPLEY FUND

Investments in the Copley Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Copley Fund will be successful in meeting its investment objective. Generally, the Copley Fund will be subject to the following additional principal risks:

Accumulated Earnings Tax. Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The accumulated earnings tax would be payable in addition to the regular corporate income tax. If the Fund were to distribute its accumulated taxable income to avoid the accumulated earnings tax (a) the Fund’s NAV would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax plus (depending on the shareholder’s tax residence) state and city income tax.

Non-U.S. taxpayers/shareholders would have been subject to a 30% withholding unless a lower treaty rate applied.

All Dollar and tax references herein are estimates based on current tax rates, which are subject to change.

Tax on Unrealized Appreciation. Federal and, where applicable, state income taxes are payable by the Fund when portfolio securities are sold that have appreciated (gone up) in value. The Copley Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Copley Fund currently is required to accrue a liability, on a day-to-day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.

The deferred income tax liability may become quite substantial when the Fund has highly appreciated securities. It is important to understand that this deferred liability will only be paid when securities that have appreciated in value are sold by the Fund.

Market Risk. Market risk refers to the possibility that the value of equity securities held by the Copley Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Copley Fund. During periods of market volatility or in a declining stock market, security prices (including securities held by the Copley Fund) could fall drastically and rapidly regardless of their long-term prospects and therefore adversely affect the Copley Fund. The Copley Fund’s performance per share will change daily in response to such factors.

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the Copley Fund may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the Copley Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

ADR Risks. Because ADRs are issued by non-US companies, they entail special risks inherent to all foreign investments. These include:

●	Exchange Rate risk—the risk that the currency in the issuing company’s country will drop relative to the US dollar,;

●	Political Risk—the risk that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings; and

●	Inflation Risk—the risk that inflation in the issuing company’s country will erode the value of that currency.

Large-Capitalization Company Risk. Large-cap companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large cap companies generally trail returns of smaller companies or the overall stock market.

Mid-Cap Company Risk. Investing in mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the Copley Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Copley Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Copley Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Former Operating Business Tax Risk. The Predecessor Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Predecessor Fund. For the year ended February 29, 2020, the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,600. This combined return included all income and expense of the since discontinued Operating Division and excluded the Predecessor Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Since the tax statute of limitations has not yet expired, there is the risk that the Commonwealth of Massachusetts may disagree with the tax position of the Predecessor Fund, which could affect the Copley Fund’s assets and liabilities or statement of operations.

Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the Copley Fund due to increased costs and may also result in the realization of capital gains. If the Copley Fund realizes capital gains when it sells its portfolio investments, it can increase taxable income for the Fund. Under normal circumstances, the anticipated portfolio turnover rate for the Copley Fund is expected to be more than 100%.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS

Related Risks

An investment in the Copley Fund should not be considered a complete investment program. Whether the Copley Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Copley Fund to be appropriate investment vehicles if they want to invest in the Copley Fund for a short period of time.

Temporary Defensive Positions. The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Advisor believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Additional Information. To the extent the Copley Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 on behalf of the Copley Fund and therefore, the Advisor is not subject to registration or regulation as a commodity pool operator under the CEA. If the requirements of Rule 4.5 cannot be complied with, the Copley Fund may be required to modify its investment strategies and or the Advisor may be subject to certain additional CFTC regulation reporting.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

DCM Advisors, LLC, 475 Park Avenue South, 9th Floor, New York, NY 10016 is the investment advisor for the Copley Fund. The Advisor serves in the capacity of investment advisor to the Copley Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of the Copley Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Advisor, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. The Advisor and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since October 2002. The Advisor also serves as the investment advisor to certain other registered investment companies.

Advisor Compensation. As full compensation for the investment advisory services provided to the Copley Fund, the Advisor receives monthly compensation based on the Copley Fund’s average daily net assets at the annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any nets assets exceeding $500 million. Prior to the Reorganization, Copley Financial Services Corp, (“CFS”) served as the Predecessor Fund’s investment advisor and the Advisor served as the investment sub-advisor for the Predecessor Fund. The Predecessor Fund did not pay the Advisor for its services as sub-advisor, but CFS paid the Advisor. The advisory fees paid by the Predecessor Fund to the CFS during the most recent fiscal year ended February 28, 2022, as a percentage of the average daily net assets of the Existing Fund, were 0.67% before fee waivers and 0.61% after fee waivers.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the Board’s basis for the approval of the investment advisory agreement for the Copley Fund will be available in the Fund’s Annual Report to Shareholders for the year ended February 28, 2023.

You may obtain a copy of the Annual Report and Semi-Annual Report (when available), free of charge, upon request to the Copley Fund.

PORTFOLIO MANAGEMENT

Dr. Vijay Chopra has served as portfolio manager of the Copley Fund, including while portfolio manager for the Predecessor Fund, since 2018. Dr. Chopra is a Senior Portfolio Manager and Head of Quantitative Equity Strategies at the Advisor where he has worked since September 1, 2017. In addition to serving as portfolio manager to the Copley Fund, Dr. Chopra serves as co-portfolio manager to the DCM/INNOVA High Equity Income Innovation Fund, another series of the Trust. Prior to joining the Advisor, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

The Fund’s SAI provides additional information about Dr. Chopra’s compensation, other accounts managed, and ownership of securities in the Fund.

BOARD OF TRUSTEES

The Copley Fund is a series of the Centaur Mutual Funds Trust, an open-end management investment company which was organized as a Delaware statutory trust on April 23, 2004. The Board supervises the operations of the Copley Fund according to applicable state and federal law, and are responsible for the overall management of the Copley Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Copley Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) processing shareholder account transactions and disbursing dividends and distributions.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter of the Copley Fund’s shares and serves as the exclusive agent for the distribution of the Copley Fund’s shares. The Distributor may sell the Copley Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distribution, fund supermarkets, wholesalers and other marketing and distribution outlets.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. The Copley Fund pays all of its expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of its administrator and transfer agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series. There are currently three series of the Trust.

INVESTING IN THE FUND

MINIMUM INVESTMENT

The Copley Fund’s shares are sold and redeemed at NAV. Shares may be purchased directly through the Copley Fund or by any account managed by the Advisor, by any institutional investor or by any broker-dealer or other financial intermediary authorized to sell shares in the Fund. The minimum initial investment is $1,000 and the minimum additional investment is $100. The Copley Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of the Copley Fund’s NAV after an order is received in good form. An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The NAV of the Fund is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares. The NAV per share is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier.

The Fund does not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth National Independence Day, Labor Day, Thanksgiving and Christmas. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAVs of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by the Board. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities). The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act and are not listed on an exchange, the Fund’s NAV calculations are based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Copley Fund through a financial intermediary (such as a financial planner or advisor). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Shareholders investing through a financial intermediary should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Fund may be available on the financial intermediary’s platform. Your financial intermediary may charge additional transaction fees for its services and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund.

Certain financial intermediaries have agreements with the Copley Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time it prices its shares on the following Business Day. The Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

PURCHASING SHARES

You can make purchases directly from the Copley Fund by mail, bank wire, or online at http://www.dcmmutualfunds.com. The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund’s NAV next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Shares of the Fund are available for purchase from the Fund every day the NYSE is open for business, at the applicable NAV next calculated after receipt of a purchase order in proper form. In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason, or (ii) suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Regular Mail Orders. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the Copley Fund.

●	Mail the application and the check to the Transfer Agent at the following address:

U.S. Mail:	Overnight:
The Copley Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	The Copley Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-888-484-5766 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing Fund shares. An order is considered received when the Fund receives payment by wire in proper form as discussed above. Your financial institution may charge a fee for wiring funds.

Additional Investments. Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

●

By sending a check, made payable to the Copley Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;

●	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-888-484-5766 before wiring funds; or

●	Through your brokerage firm or other financial institution.

Purchases In Kind. The Advisor generally will not allow purchases in kind, but under exceptional circumstances the Advisor may allow the purchase of shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Advisor at 1-888-484-5766. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 15th day of the month (or the nearest Business Day prior to the 15th) and/or the last Business Day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Stock Certificates. The Fund does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmation) that will show the number of shares owned.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans or Individual Retirement Accounts (“IRAs”). Please call the Fund at 1-888-484-5766 for the most current listing and appropriate disclosure documentation on how to open a retirement account. The Fund offers a variety of retirement accounts for eligible individuals and small businesses. If you invest through a retirement plan or IRA, you may be subject to special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. You may be charged a $25 annual account maintenance fee for each retirement account.

Shareholder Statements: The Fund’s transfer agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Fund at 1-888-484-5766 on days the Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

REDEEMING YOUR SHARES

Shares of the Copley Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to the Copley Fund:

U.S. Mail:	Overnight:
The Copley Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	The Copley Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

●

Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

●	Any required signature guarantees (see “Signature Guarantees” below); and

●	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.

Telephone, Bank Wire, and Online Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund having a value of $50,000 or less by telephone. You may also redeem shares by bank wire under certain limited conditions. You may also redeem your shares online at http://www.dcmmutualfunds.com. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing. If you request that your redemption proceeds be wired directly to your bank account, the Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 1-877-513-0756). The confirmation instructions must include the following:

1.	Name of Fund;

2.	Shareholder name and account number;

3.	Number of shares or dollar amount to be redeemed;

4.	Instructions for transmittal of redemption proceeds to the shareholder; and

5.	Shareholder signature as it appears on application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-484-5766. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Retirement Plans: If you own shares of the Fund through an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Certain transactions within a Retirement account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRA re- characterizations and conversions, and account closures, may be subject to a $25 fee.

Receiving Payment. The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or Automated Clearing House (“ACH”). The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) Business Days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) Business Days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase. You may request overnight delivery of redemption proceeds. Checks requested to be sent via overnight delivery are subject to a $35 charge.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. The Fund reserves the right to redeem involuntarily any account having a NAV of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account NAV up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay any applicable taxes and brokerage charges associated with selling the securities.

Signature Guarantees. To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

1.	If the shares redeemed have a value of more than $50,000;

2.	If you are changing a shareholder’s name of record;

3.	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record;

4.	If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days; or

5.	If you are transferring Fund shares to another account with a different registration (name/ownership) from yours.

The Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent at 1-888-484-5766.

Miscellaneous. The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Board has adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead, the Fund use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for its clients, the Copley Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund have taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Copley Fund has elected to be treated as a regular corporation or “C corporation”. The Copley Fund does not intend to qualify as regulated investment company. Most mutual funds seek to qualify as a regulated investment companies so as to not be subject to tax at the entity level on income and capital gains from investments that are distributed to shareholders. The Copley Fund’s decision to elect to be treated as a regular C corporation (and not qualify as a regulated investment company) will result in corporate-level taxation to the extent that the Copley Fund receives income on its investments or realizes gains upon selling its investments, in addition to any income taxes that may be payable by a shareholder as a result of any distributions from the Copley Fund to shareholders. Investors considering an investment in the Copley Fund should consult with their individual tax advisor before investing in the Copley Fund as the Copley Fund does not intend to qualify as regulated investment company.

The Copley Fund will not distribute its income and realized gains to its shareholders every year, as is the case with the vast majority of mutual funds that seek to qualify as a regulated investment company. Like many mutual funds, the Copley Fund investments are intended to create capital appreciation as well as dividend and interest income. But unlike a regulated investment company, the Copley Fund is entitled to use the dividends-received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Copley Fund at a maximum federal tax rate of 21% and potentially an accumulated earnings tax of 20%. The taxation of current earnings and profits is at the fund level, rather than at the shareholder level. See “Accumulated Earnings Tax” on page 8. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Copley Fund and dividends and capital gains are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Long-term capital gains (for securities held for more than one year) are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The Copley Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the Fund would actually sell appreciated securities. The Copley Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Copley Fund during each taxable year. Investors should consult their advisers about state and local tax consequences of the investment in the Copley Fund. The information above is only a general summary based on current statutes, all of which may change possibly with retroactive effect. Investors considering an investment in the Copley Fund are advised to consult with their individual tax advisor before investing in the Copley Fund.

As with all mutual funds, the Copley Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all taxable distributions payable to shareholders (including redemptions) who fail to provide the Copley Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Copley Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Copley Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Copley Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

Investors should consult their advisers about state and local tax consequences of the investment in the Copley Fund. The information above is only a general summary based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect.

BENCHMARK DESCRIPTIONS

The Copley Fund compares its performance to standardized indices or other measures of investment performance. In particular, the Copley Fund compares its performance to the S&P 500 Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets.

FINANCIAL HIGHLIGHTS

The Copley Fund is new and has no operational history as of the date of this Prospectus. It is expected that the Copley Fund will be the successor to the Predecessor Fund through the Reorganization, subject to the approval of the Predecessor Fund’s shareholders. As a result, the financial highlights information presented below are the financial history of the Predecessor Fund. The financial highlights table for the Predecessor Fund is presented below and is intended to help you understand the financial performance of the Predecessor Fund for the past five years. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). The information presented in the tables below for the fiscal years ending on the last day of February has been audited by EisnerAmper LLP, independent registered public accountants, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s February 28, 2022 annual report, a copy of which is available upon request.

The table below sets forth financial data for one share of capital stock of the Predecessor Fund outstanding throughout each period presented.(a)

	Fiscal Years Ending February 28 or 29,
	2022	2021	2020(e)	2019(e)	2018
Net Asset Value, Beginning of Period	$134.92	$117.91	$110.58	$97.69	$82.46
Income From Operations:
Net investment gain	0.55	3.16	3.26	2.59	2.61
Net gain (loss) from securities (both realized and unrealized)	6.49	13.85	4.07	10.30	12.62
Total from operations	7.04	17.01	7.33	12.89	15.23
Net Asset Value, End of Period	$141.96	$134.92	$117.91	$110.58	$97.69
Total Return(b)	5.22%	14.43%	6.63%	13.19%	18.47%
Net assets, end of period (in 000’s)	$91,613	$95,042	$94,121	$96,882	$92,977

	Fiscal Years Ending February 28 or 29,
	2022	2021	2020(c)	2019(c)	2018
Ratios/Supplemental Data
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	2.43%	3.50%	1.81%(c)	3.43%	(12.89)%(d)
Ratio of net investment and operating income (loss), including regular and deferred taxes, to average net assets	(0.98)%	5.36%	2.02%(c)	0.78%	17.43%
Portfolio turnover rate	111.25%	119.33%	24.64%	0.00%	0.97%
Number of shares outstanding at end of year (in thousands)	645	704	798	876	952

The financial highlight ratios above do not reflect investment fees waivers of $60,000 for the fiscal year ended February 28, 2022, $22,849 for the fiscal year ended February 28, 2021 and $60,000 for the fiscal years ended February 29, 2020 through 2018. If the waivers had been included, the following ratios would apply:

Ratio of total expenses, including net regular and deferred taxes, to average net assets*	2.36%	3.48%	1.81%(c)	3.43%	(12.96)%(d)
Ratio of net investment and operating income (loss) to average net assets	(0.92)%	5.38%	2.02%(c)	0.78%	17.50%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Division and subsidiary of $31,995, $17,572, and $51,092, for fiscal years ending 2020 through 2018, respectively.
(c)	Includes advisory fees reimbursed to the Fund and included in investment advisory fees, net.
(d)	Due to change in corporate tax rate, ratio represents expenses and net benefit received.

For the year ended February 28, 2018, the above ratios are net of a one-time tax benefit due to the changes in the tax rules. If the one-time benefit tax was excluded, the ratios would be as follows:

Ratio of total expenses including regular to average net assets:	1.63%
Ratio of net investment and operating income to average net assets:	2.91%
With waiver included:
Ratio of total expenses including regular to average net assets:	1.55%
Ratio of net investment and operating income to average net assets:	2.98%

(e)	Net asset values, net investment income per share, total returns and ratios of total expenses and net investment and operating income (loss) have been restated on an “as-if” basis.

ADDITIONAL INFORMATION

Additional information about the Copley Fund is available in the Fund’s SAI, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. The Fund’s Annual Report, when available, will include a discussion of market conditions and investment strategies that significantly affected the Copley Fund’s performance during its last fiscal year.

This Prospectus and the SAI provide information concerning the Copley Fund that you should consider in determining whether to purchase shares of the Copley Fund. The Copley Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Copley Fund enters into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Copley Fund. Shareholders are not parties to, or third-party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

The Copley Fund’s SAI and the Annual and Semi-Annual Reports are available free of charge on the Copley Fund’s website listed below and upon request by contacting the Copley Fund as follows:

By telephone: 1-888-484-5766

By mail Copley Fund c/o Transfer Agency P.O. Box 46707 Cincinnati, OH 45246-0707

By e-mail: centaur@ultimusfundsolutions.com

On the Internet: http://www.dcmmutualfunds.com

To request other information about the Fund or to make shareholder inquiries, please call the Fund free of charge at the telephone number listed above.

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling the Fund or by downloading at www.dcmmutualfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-21606

Revised September 2020

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and assets

● Account balances and transaction history

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-888-484-5766
CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust DCM/INNOVA High Equity Income Innovation Fund Lebenthal Ultra Short Tax-Free Income Fund Copley Fund
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us your account information

● make deposits or withdrawals from our account

● pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● DCM Advisors, LLC, an affiliate of Dinosaur Group Holdings, LLC, is the investment advisor to the Funds and is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

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